UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2019

Riverview Financial Corporation

(Exact name of the registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street
Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 827-4042

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2019, Brett D. Fulk, President and Chief Executive Officer of Riverview Financial Corporation (the “Company”), the holding company of Riverview Bank (the “Bank”), announced the appointment of Ginger G. Kunkel as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank. Ms. Kunkel, age 48, joined the Company in 2014. Prior to her appointment as Chief Operating Officer, she previously served as Executive Vice President and Chief Banking Officer which included oversight of retail banking, trust and wealth management and marketing. She has worked in the banking industry in Central and Eastern Pennsylvania since 1990, concentrating on commercial lending, retail banking and operations.

In conjunction with the corporate realignment of naming a Chief Operating Officer to the level of executive management, Scott A. Seasock, Chief Financial Officer of the Company and the Bank was elevated to title of Senior Executive Vice President from Executive Vice President.

In connection with the foregoing, no material plan, contract or arrangement between Ms. Kunkel or Mr. Seasock and the Company or the Bank was entered into or materially amended nor was any grant or award made or modified under any such plan, contract or arrangement. Ms. Kunkel and Mr. Seasock are not a parties to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

On January 17, 2019, the Company issued a press release regarding the appointment of Ms. Kunkel and Mr. Seasock to its executive management. A full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated January 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION

Dated: January 17, 2019	By:	/s/ Brett D. Fulk
Brett D. Fulk
President and Chief Executive Officer